11:30:33 AM                                             EXHIBIT 99.1


                      MBNA MASTER CREDIT CARD TRUST 93-1

                           KEY PERFORMANCE FACTORS
                                      July, 1996



        Scheduled Maturity                                        9/15/98


        Coupon                                                    5.8000%


        Excess Protection Level
          3 Month Average                                           5.85%
        July, 1996                                                  5.52%
        June, 1996                                                  6.31%
        May, 1996                                                   5.71%


        Cash Yield                                                 18.03%


        Investor Charge Offs                                        4.01%


        Base Rate                                                   8.49%


        Over 35 Day Delinquency                                     4.46%


        Seller's Interest                                          23.33%


        Total Payment Rate                                         10.80%


        Total Principal Balance                         $8,999,464,467.14


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,099,464,467.11